EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

1st Quarter 2026

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

1Q 2026 Financial Supplement	2

Consolidated Financials
and Key Metrics

1Q 2026 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

Net income (loss)	$150	$(283)	$(1,215)	$311	$731	387.3%	$150	$731	387.3%
Net income (loss) attributable to the noncontrolling interest	(87)	(66)	(94)	(96)	(110)	(26.4)%	(87)	(110)	(26.4)%
Net income (loss) attributable to Holdings	$63	$(349)	$(1,309)	$215	$621	885.7%	$63	$621	885.7%
Non-GAAP Operating Earnings (1)	$421	$352	$455	$513	$472	12.1%	$421	$472	12.1%

Total equity attributable to Holdings' shareholders	$2,401	$1,149	$148	$(74)	$273	(88.6)%	$2,401	$273	(88.6)%
Less: Preferred Stock	1,507	1,228	1,068	1,068	1,068	(29.1)%	1,507	1,068	(29.1)%
Total equity attributable to Holdings' common shareholders	894	(79)	(920)	(1,142)	(795)	(188.9)%	894	(795)	(188.9)%
Less: Accumulated other comprehensive income (loss)	(7,567)	(7,432)	(6,191)	(6,280)	(6,300)	16.7%	(7,567)	(6,300)	16.7%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,461	$7,353	$5,271	$5,138	$5,505	(34.9)%	$8,461	$5,505	(34.9)%

Return on Equity (ex. AOCI) (TTM)	13.7%	4.9%	(10.4)%	(22.0)%	(15.2)%		13.7%	(15.2)%
Non-GAAP Operating ROE (TTM) (1)	21.9%	21.1%	22.4%	25.6%	29.8%		21.9%	29.8%

Debt to capital:
Debt to Capital (ex. AOCI)	30.3%	33.5%	37.7%	38.3%	36.9%		30.3%	36.9%
Adjusted debt to capital (ex. AOCI) (4)	28.6%	31.6%	35.3%	35.9%	34.5%		28.6%	34.5%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$4,003	$4,982	$4,443	$4,448	$4,260	6.4%	$4,003	$4,260	6.4%
Book value with AB at market value per common share (ex. AOCI)	$40.69	$40.89	$33.59	$33.84	$34.70	(14.7)%	$40.69	$34.70	(14.7)%
Adjusted debt to capital with AB at market value (ex. AOCI) (4)	22.3%	22.8%	24.5%	24.9%	24.5%		22.3%	24.5%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.16	$(1.21)	$(4.47)	$0.70	$2.14	N/M	$0.16	$2.14	N/M
Non-GAAP Operating Earnings (1)	$1.30	$1.10	$1.48	$1.73	$1.62	24.6%	$1.30	$1.62	24.6%
Book value per common share	$2.92	$(0.26)	$(3.18)	$(4.03)	$(2.83)	(196.9)%	$2.92	$(2.83)	(196.9)%
Book value per common share (ex. AOCI)	$27.62	$24.37	$18.23	$18.14	$19.56	(29.2)%	$27.62	$19.56	(29.2)%

Weighted-average common shares outstanding:
Basic	307.8	303.2	296.2	285.5	281.3	(8.6)%	307.8	281.3	(8.6)%
Diluted	311.9	303.2	296.2	289.1	283.8	(9.0)%	311.9	283.8	(9.0)%

Ending common shares outstanding	306.3	301.7	289.2	283.3	281.4	(8.1)%	306.3	281.4	(8.1)%
Return to common shareholders:

Common stock dividend	$74	$82	$81	$77	$76		$74	$76
Repurchase of common shares	261	236	676	277	147		261	147
Total capital returned to common shareholders	$335	$318	$757	$354	$223		$335	$223

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unitholders ex. AOCI. As of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, AB's total units, including General Partnership units ABLP units, were $297.6 million, $296.5 million, 295.2 million, 295.0 million and 295.2 million, respectively. This is a pro-forma calculation, not the figures recorded in our financial statements.

(4) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25.

1Q 2026 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

Revenues
Policy charges and fee income	$636	$626	$471	$435	$429	(32.5)%	$636	$429	(32.5)%
Premiums	304	260	258	224	240	(21.1)%	304	240	(21.1)%
Net derivative gains (losses)	799	(1,374)	(1,117)	(363)	580	(27.4)%	799	580	(27.4)%
Net investment income (loss)	1,248	1,355	1,343	1,288	1,284	2.9%	1,248	1,284	2.9%
Investment gains (losses), net	(14)	(71)	(1,170)	(84)	(29)	(107.1)%	(14)	(29)	(107.1)%
Investment management and service fees	1,285	1,272	1,316	1,390	1,327	3.3%	1,285	1,327	3.3%
Other income	318	294	349	387	399	25.5%	318	399	25.5%
Total revenues	4,576	2,362	1,450	3,277	4,230	(7.6)%	4,576	4,230	(7.6)%

Benefits and other deductions
Policyholders’ benefits	759	787	452	397	385	(49.3)%	759	385	(49.3)%
Remeasurement of liability for future policy benefits	(2)	(13)	59	(6)	9	550.0%	(2)	9	550.0%
Change in market risk benefits and purchased market risk benefits	672	(606)	(353)	(130)	325	(51.6)%	672	325	(51.6)%
Interest credited to policyholders’ account balances	678	796	798	744	770	13.6%	678	770	13.6%
Compensation and benefits	601	592	601	640	625	4.0%	601	625	4.0%
Commissions and distribution-related payments	501	488	537	567	556	11.0%	501	556	11.0%
Interest expense	55	61	61	47	62	12.7%	55	62	12.7%
Amortization of deferred policy acquisition costs	188	193	203	205	209	11.2%	188	209	11.2%
Other operating costs and expenses	950	427	440	469	402	(57.7)%	950	402	(57.7)%
Total benefits and other deductions	4,402	2,725	2,798	2,933	3,343	(24.1)%	4,402	3,343	(24.1)%

Income (loss) from operations, before income taxes	174	(363)	(1,348)	344	887	409.8%	174	887	409.8%
Income tax (expense) benefit	(24)	80	133	(33)	(156)	(550.0)%	(24)	(156)	(550.0)%
Net income (loss)	150	(283)	(1,215)	311	731	387.3%	150	731	387.3%
Less: net (income) loss attributable to the noncontrolling interest	(87)	(66)	(94)	(96)	(110)	(26.4)%	(87)	(110)	(26.4)%
Net income (loss) attributable to Holdings	$63	$(349)	$(1,309)	$215	$621	885.7%	$63	$621	885.7%
Less: Preferred stock dividends	(14)	(18)	(16)	(13)	(14)	—%	(14)	(14)	—%
Net income (loss) available to Holdings' common shareholders	$49	$(367)	$(1,325)	$202	$607	N/M	$49	$607	N/M

Adjustments related to:
Variable annuity product features (1)	$211	$934	$978	$258	$(386)		$211	$(386)
Investment (gains) losses, net (2)	14	71	1,170	84	29		14	29
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	11	11	19	9	14		11	14
Other adjustments (3) (4) (5)	205	(137)	(164)	21	148		205	148
Income tax expense (benefit) related to above adjustments	(92)	(185)	(437)	(62)	41		(92)	41
Non-recurring tax items	9	7	198	(12)	5		9	5
Non-GAAP Operating earnings (6)	$421	$352	$455	$513	$472		$421	$472

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million for the three months ended March 31, 2025.
(2) Includes $1.1 billion as a result of the assets transferred related to the reinsurance agreement with RGA for the three months ended September 30, 2025.
(3) Includes the following impacts on Non-VA derivatives: a loss of $165 million for the three months ended March 31, 2025, a gain of $198 million for the three months ended June 30, 2025, a gain of $230 million for the three months ended September 30, 2025, a gain of $41 million for the three months ended December 31, 2025 and a loss of $146 million for the three months ended March 31, 2026. Also, for the three months ended June 30, 2025, September 30, 2025, and December 31, 2025, includes $14 million, $(8) million and $6 million, respectively, of expense related to a disputed billing practice of an AB third-party service provider.
(4) For the three months ended March 31, 2025, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings.
(5) For the three months ended March 31, 2025, includes $78 million contingent payment gain recognized related to a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2026 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025 (1)	3/31/2026

Assets
Total investments	$118,908	$121,798	$116,505	$121,004	$121,679
Cash and cash equivalents	8,164	14,957	13,604	12,462	9,904
Cash and securities segregated, at fair value	772	483	425	499	351
Broker-dealer related receivables	1,931	1,933	1,996	2,162	2,183
Deferred policy acquisition costs	7,262	7,361	7,430	7,523	7,584
Goodwill and other intangible assets, net	5,356	5,342	5,327	5,309	5,350
Amounts due from reinsurers	7,523	7,501	20,025	20,127	20,373
Current and deferred income taxes	1,687	1,749	2,337	2,577	2,611
Purchased market risk benefits	5,976	5,543	5,415	5,260	5,266
Other assets	4,574	3,962	3,678	3,771	3,936
Assets for market risk benefits	644	776	762	752	675
Separate Accounts assets	124,569	131,683	136,905	136,544	130,470
Total assets	$287,366	$303,088	$314,409	$317,990	$310,382

Liabilities
Policyholders’ account balances	$112,793	$123,359	$129,561	$133,433	$132,662
Liability for market risk benefits	10,864	10,187	10,301	10,153	9,825
Future policy benefits and other policyholders’ liabilities	17,372	17,557	17,611	17,660	17,441
Broker-dealer related payables	642	1,454	1,367	1,370	665
Customers related payables	2,135	1,885	1,740	1,937	1,988
Amounts due to reinsurers	1,357	1,350	1,451	1,542	1,306
Short-term debt	—	—	—	25	—
Long-term debt	4,330	4,332	3,833	3,835	3,837
Notes issued by consolidated variable interest entities, at fair value using the fair value option	2,110	2,471	2,530	2,702	3,090
Other liabilities	6,700	5,847	7,162	7,001	6,848
Separate Accounts liabilities	124,569	131,683	136,905	136,544	130,470
Total liabilities	282,872	300,125	312,461	316,202	308,132
Redeemable noncontrolling interest	289	358	344	322	390

Equity
Preferred stock	1,507	1,228	1,068	1,068	1,068
Common stock	5	5	5	5	5
Additional paid-in capital	2,305	1,901	1,917	1,932	1,915
Treasury shares	(4,296)	(4,423)	(5,011)	(5,165)	(5,190)
Retained earnings	10,447	9,870	8,360	8,366	8,775
Accumulated other comprehensive income (loss)	(7,567)	(7,432)	(6,191)	(6,280)	(6,300)
Total equity attributable to Holdings	2,401	1,149	148	(74)	273
Noncontrolling interest	1,804	1,456	1,456	1,540	1,587
Total equity	4,205	2,605	1,604	1,466	1,860
Total liabilities, redeemable noncontrolling interest and equity	$287,366	$303,088	$314,409	$317,990	$310,382

Notes:
(1) Balances have been revised from previously filed Financial Supplement to reflect final published results.

1Q 2026 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026

Short-term and long-term debt:

Total short-term debt	$—	$—	$—	$25	$—
Total long-term debt	4,330	4,332	3,833	3,835	3,837
Total short-term and long-term debt: [A]	$4,330	$4,332	$3,833	$3,860	$3,837

Equity:
Preferred stock	$1,507	$1,228	$1,068	$1,068	$1,068
Common stock	5	5	5	5	5
Additional paid-in capital	2,305	1,901	1,917	1,932	1,915
Treasury stock, at cost	(4,296)	(4,423)	(5,011)	(5,165)	(5,190)
Retained earnings	10,447	9,870	8,360	8,366	8,775
Accumulated other comprehensive income (loss)	(7,567)	(7,432)	(6,191)	(6,280)	(6,300)
Total equity attributable to Holdings	2,401	1,149	148	(74)	273
Noncontrolling interest	1,804	1,456	1,456	1,540	1,587
Total equity	$4,205	$2,605	$1,604	$1,466	$1,860

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,968	$8,581	$6,339	$6,206	$6,573

Capital:
Total capitalization	$6,731	$5,481	$3,981	$3,786	$4,110
Total capitalization (ex. AOCI): [A+B] (2)	$14,298	$12,913	$10,172	$10,066	$10,410

Debt to capital:
Debt to capital (ex. AOCI) (1)	30.3%	33.5%	37.7%	38.3%	36.9%
Adjusted debt to capital (ex. AOCI) (2)	28.6%	31.6%	35.3%	35.9%	34.5%
Adjusted debt to capital with AB at market value (ex. AOCI) (2)	22.3%	22.8%	24.5%	24.9%	24.5%

	For the Three Months Ended
	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	309.9	306.3	301.7	289.2	283.3
Repurchases	(2.3)	(2.4)	(10.9)	(3.3)	(1.0)
Retirements	(2.7)	(2.4)	(1.8)	(2.6)	(2.1)
Issuances	1.4	0.2	0.2	—	1.3
Ending basic common shares outstanding	306.3	301.7	289.2	283.3	281.4
Total potentially dilutive shares	4.1	3.0	3.6	3.6	—
Ending common shares outstanding - maximum potential dilution	310.4	304.7	292.8	286.9	281.4
Notes:
(1) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

1Q 2026 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	For the Three Months Ended March 31, 2026
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$307	$—	$—	$362	$—	$669
Net investment income (loss)	1,193	(6)	3	39	32	1,261
Net derivative gains (losses)	(6)	4	—	2	6	6
Investment management, service fees and other income	185	1,116	538	122	(284)	1,677
Segment revenues	1,679	1,114	541	525	(246)	3,613
Benefits and other deductions
Policyholders’ benefits	70	—	—	315	—	385
Remeasurement of liability for future policy benefits	(1)	—	—	10	—	9
Interest credited to policyholders’ account balances	737	—	—	51	—	788
Commissions and distribution-related payments	171	197	348	78	(238)	556
Amortization of deferred policy acquisition costs	160	—	—	49	—	209
Compensation and benefits, interest expense, financing fees and other operating costs and expense	92	639	121	154	(8)	998
Segment benefits and other deductions	1,229	836	469	657	(246)	2,945
Operating earnings (loss), before income taxes	450	278	72	(132)	—	668
Income Taxes	(54)	(49)	(17)	15	—	(105)
Operating earnings (loss), before noncontrolling interest	396	229	55	(117)	—	563
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(89)	—	(2)	—	(91)
Operating earnings (loss)	$396	$140	$55	$(119)	$—	$472

	For the Three Months Ended March 31, 2025
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$306	$—	$—	$634	$—	$940
Net investment income (loss)	987	3	3	227	25	1,245
Net derivative gains (losses)	(5)	(13)	—	9	5	(4)
Investment Management, service fees and other income	167	1,098	459	139	(260)	1,603
Segment revenues	1,455	1,088	462	1,009	(230)	3,784
Benefits and other deductions
Policyholders’ benefits	92	—	—	667	—	759
Remeasurement of liability for future policy benefits	(1)	—	—	(1)	—	(2)
Interest credited to policyholders’ account balances	530	—	—	133	—	663
Commissions and distribution-related payments	142	201	293	83	(218)	501
Amortization of deferred policy acquisition costs	139	—	—	49	—	188
Compensation and benefits, interest expense, financing fees and other operating costs and expense	104	614	109	228	(12)	1,043
Segment benefits and other deductions	1,006	815	402	1,159	(230)	3,152
Operating earnings (loss), before income taxes	449	273	60	(150)	—	632
Income Taxes	(69)	(41)	(15)	23	—	(102)
Operating earnings (loss), before noncontrolling interest	380	232	45	(127)	—	530
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(106)	—	(3)	—	(109)
Operating earnings (loss)	$380	$126	$45	$(130)	$—	$421

1Q 2026 Financial Supplement	8

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026

AB AUM
Total AB	$784.5	$829.1	$860.1	$866.9	$838.6
Exclusion for General Account and other Affiliated Accounts	(87.4)	(90.0)	(85.3)	(87.3)	(88.8)
Exclusion for Separate Accounts	(44.7)	(47.8)	(50.4)	(51.0)	(48.8)
AB third party	$652.4	$691.3	$724.4	$728.6	$701.0

Total Company AUM
AB third party	$652.4	$691.3	$724.4	$728.6	$701.0
General Account and other Affiliated Accounts (1) (3) (4) (6)	127.1	136.8	130.1	133.5	131.6
Separate Accounts (2) (3) (4) (6)	124.6	131.7	136.9	136.5	130.5
Total AUM	$904.0	$959.7	$991.4	$998.6	$963.1

Total AUA (5)	$102.1	$110.3	$118.2	$122.0	$131.0
Total AUM/A	$1,006.1	$1,070.0	$1,109.6	$1,120.6	$1,094.1

Market Values:
S&P 500	5,612	6,205	6,688	6,846	6,529
US 10-Year Treasury	4.2%	4.2%	4.2%	4.2%	4.3%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, Separate Accounts AUM is inclusive of $7.6 billion, $8.2 billion, $8.4 billion, $8.2 billion and $7.9 billion & General Account AUM is inclusive of $27 million, $28 million, $30 million, $31 million and $31 million, respectively, ceded to Venerable.
(4) As of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, Separate Accounts AUM is inclusive of $6.8 billion, $7.2 billion, $7.2 billion, $7.0 billion and $6.5 billion & General Account AUM is inclusive of $2.9 billion, $3.0 billion, $3.1 billion, $3.1 billion and $3.2 billion, respectively, ceded to Global Atlantic.
(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.
(6) As of March 31, 2026, December 31, 2025 and September 30, 2025, Separate Accounts AUM is inclusive of $14.5 billion, $15.1 billion and $15.0 billion & General Account AUM is inclusive of $9.3 billion, $9.3 billion and $9.3 billion, respectively, ceded to RGA.

1Q 2026 Financial Supplement	9

Business Segments:
Operating Earnings Results and Metrics

1Q 2026 Financial Supplement	10

Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

Revenues
Policy charges, fee income and premiums	$306	$287	$296	$328	$307	0.3%	$306	$307	0.3%
Net investment income (loss)	987	1,048	1,116	1,161	1,193	20.9%	987	1,193	20.9%
Net derivative gains (losses)	(5)	(5)	(2)	(9)	(6)	(20.0)%	(5)	(6)	(20.0)%
Investment management, service fees and other income	167	161	182	186	185	10.8%	167	185	10.8%
Segment revenues	1,455	1,491	1,592	1,666	1,679	15.4%	1,455	1,679	15.4%

Benefits and other deductions
Policyholders’ benefits	92	76	73	84	70	(23.9)%	92	70	(23.9)%
Remeasurement of liability for future policy benefits	(1)	—	(1)	—	(1)	—%	(1)	(1)	—%
Interest credited to policyholders’ account balances	530	632	685	713	737	39.1%	530	737	39.1%
Commissions and distribution-related payments	142	145	153	178	171	20.4%	142	171	20.4%
Amortization of deferred policy acquisition costs	139	143	153	156	160	15.1%	139	160	15.1%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	104	71	86	95	92	(11.5)%	104	92	(11.5)%
Segment benefits and other deductions	1,006	1,067	1,149	1,226	1,229	22.2%	1,006	1,229	22.2%

Operating earnings (loss), before income taxes	449	424	443	440	450	0.2%	449	450	0.2%
Income taxes	(69)	(70)	(38)	(30)	(54)	21.7%	(69)	(54)	21.7%
Operating earnings (loss), before noncontrolling interest	380	354	405	410	396	4.2%	380	396	4.2%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$380	$354	$405	$410	$396	4.2%	$380	$396	4.2%

Summary Metrics

Operating earnings (loss) (TTM)	$1,598	$1,537	$1,524	$1,549	$1,565	(2.1)%	$1,598	$1,565	(2.1)%

Average asset value (TTM)	$149,051	$153,648	$158,988	$163,857	$168,549	13.1%	$149,051	$168,549	13.1%

Return on assets (TTM)	1.25%	1.17%	1.11%	1.07%	1.04%		1.25%	1.04%

Net flows	$1,624	$1,919	$1,120	$1,260	$1,288	(20.7)%	$1,624	$1,288	(20.7)%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$957	$1,028	$1,093	$1,128	$1,174	22.7%	$957	$1,174	22.7%
Alternative investment income	30	20	23	33	19	(36.7)%	30	19	(36.7)%
Total Net investment income (loss)	$987	$1,048	$1,116	$1,161	$1,193	20.9%	$987	$1,193	20.9%

Net interest margin	$452	$411	$429	$439	$450	(0.4)%	$452	$450	(0.4)%

1Q 2026 Financial Supplement	11

Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026

Sales Metrics
First Year Premiums and Deposits:
Registered indexed-linked annuities (RILA)	$3,534	$3,772	$3,870	$4,190	$4,024	$3,534	$4,024
Traditional variable annuities	1,000	984	962	994	1,087	1,000	1,087
Tax-exempt (1)	349	297	387	574	511	349	511
Corporate	78	70	64	70	94	78	94
Institutional	424	325	87	87	204	424	204
Other (1)	31	64	88	60	52	31	52
Total First Year Premiums and Deposits	$5,416	$5,512	$5,458	$5,975	$5,972	$5,416	$5,972

Renewal Premiums and Deposits:
Tax-exempt (1)	$486	$512	$396	$517	$493	$486	$493
Corporate	103	91	95	91	99	103	99
Other (1)	91	88	91	98	84	91	84
Total Renewal Premiums and Deposits	$680	$691	$582	$706	$676	$680	$676

Total Premiums and Deposits	$6,096	$6,203	$6,040	$6,681	$6,648	$6,096	$6,648

Net Amount at Risk (NAR)
Total GMIB NAR	$45	$52	$60	$71	$84	$45	$84
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$3,277	$3,058	$2,907	$2,957	$3,262	$3,277	$3,262
MRB Reserves (Net of Reinsurance)	$711	$596	$706	$767	$814	$711	$814
Notes:
(1) Net of reinsurance

1Q 2026 Financial Supplement	12

Retirement - Asset Value Rollforward

	For the Three Months Ended or As of					For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026
General Account:
Account value balance, beginning of period	$78,361	$79,820	$87,413	$93,825	$97,628	$78,361	$97,628
Premiums and deposits (1)	4,529	4,288	4,219	4,718	4,064	4,529	4,064
Surrenders, withdrawals and benefits	(1,840)	(1,891)	(2,186)	(2,429)	(2,354)	(1,840)	(2,354)
Net flows	2,689	2,397	2,033	2,289	1,710	2,689	1,710
Net flows ceded for third-party flow reinsurance	—	—	—	(181)	(395)	—	(395)
Change in market value, reinvestment	1,706	584	658	609	239	1,706	239
Change in fair value of embedded derivative instruments	(2,936)	4,612	3,721	1,086	(2,429)	(2,936)	(2,429)
Account value balance, end of period	79,820	87,413	93,825	97,628	96,753	79,820	96,753
Embedded derivative value, end of period	13,816	18,097	21,215	21,553	18,269	13,816	18,269
Account value balance, end of period (net of embedded derivatives)	66,004	69,316	72,610	76,075	78,484	66,004	78,484
Total spread lending balances, end of period	13,943	16,315	16,755	17,534	17,064	13,943	17,064
Reserves, end of period (excluding MRBs)	4,842	4,995	5,177	5,300	5,284	4,842	5,284
Balance, end of period, General Account asset value	$84,789	$90,626	$94,542	$98,909	$100,832	$84,789	$100,832

Separate Accounts:
Account value balance, beginning of period	$72,837	$69,788	$74,029	$77,131	$77,257	$72,837	$77,257
Premiums and deposits (1)	1,524	1,876	1,779	1,922	2,555	1,524	2,555
Surrenders, withdrawals and benefits	(2,589)	(2,354)	(2,692)	(2,951)	(2,977)	(2,589)	(2,977)
Net flows	(1,065)	(478)	(913)	(1,029)	(422)	(1,065)	(422)
Change in market value, reinvestment and other	(1,984)	4,719	4,015	1,155	(1,991)	(1,984)	(1,991)
Balance, end of period, Separate Accounts asset value	$69,788	$74,029	$77,131	$77,257	$74,844	$69,788	$74,844

Total:
Account value balance, beginning of period	$151,198	$149,608	$161,442	$170,956	$174,885	$151,198	$174,885
Premiums and deposits (1)	6,053	6,164	5,998	6,640	6,619	6,053	6,619
Surrenders, withdrawals and benefits	(4,429)	(4,245)	(4,878)	(5,380)	(5,331)	(4,429)	(5,331)
Net flows	1,624	1,919	1,120	1,260	1,288	1,624	1,288
Net flows ceded for third-party flow reinsurance	—	—	—	(181)	(395)	—	(395)
Change in market value, reinvestment	(278)	5,303	4,673	1,764	(1,752)	(278)	(1,752)
Change in fair value of embedded derivative instruments	(2,936)	4,612	3,721	1,086	(2,429)	(2,936)	(2,429)
Account value balance, end of period	149,608	161,442	170,956	174,885	171,597	149,608	171,597
Embedded derivative value, end of period	13,816	18,097	21,215	21,553	18,269	13,816	18,269
Account value balance, end of period (net of embedded derivatives)	135,792	143,345	149,741	153,332	153,328	135,792	153,328
Total spread lending balances, end of period	13,943	16,315	16,755	17,534	17,064	13,943	17,064
Reserves, end of period (excluding MRBs)	4,842	4,995	5,177	5,300	5,284	4,842	5,284
Balance, end of period, total asset value	$154,577	$164,655	$171,673	$176,166	$175,676	$154,577	$175,676
Notes:
(1) Excludes deposits from certain other products reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

1Q 2026 Financial Supplement	13

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

Revenues
Net investment income (loss)	$3	$22	$14	$9	$(6)	(300.0)%	$3	$(6)	(300.0)%
Net derivative gains (losses)	(13)	(11)	(4)	(1)	4	130.8%	(13)	4	130.8%
Investment management, service fees and other income	1,098	1,083	1,134	1,217	1,116	1.6%	1,098	1,116	1.6%
Segment revenues	1,088	1,094	1,144	1,225	1,114	2.4%	1,088	1,114	2.4%

Benefits and other deductions
Commissions and distribution-related payments	201	197	209	206	197	(2.0)%	201	197	(2.0)%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	614	634	642	695	639	4.1%	614	639	4.1%
Segment benefits and other deductions	815	831	851	901	836	2.6%	815	836	2.6%

Operating earnings (loss), before income taxes	273	263	293	324	278	1.8%	273	278	1.8%
Income taxes	(41)	(48)	(46)	(61)	(49)	(19.5)%	(41)	(49)	(19.5)%
Operating earnings (loss), before noncontrolling interest	232	215	247	263	229	(1.3)%	232	229	(1.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(106)	(84)	(93)	(103)	(89)	16.0%	(106)	(89)	16.0%
Operating earnings (loss)	$126	$131	$154	$160	$140	11.1%	$126	$140	11.1%

Summary Metrics

Adjusted operating margin (1)	33.7%	32.3%	34.2%	34.5%	33.4%		33.7%	33.4%

Net flows (in billions USD)	$2.4	$(6.7)	$(2.3)	$(4.7)	$(7.1)		$2.4	$(7.1)

Total AUM (in billions USD)	$784.5	$829.1	$860.1	$866.9	$838.6		$784.5	$838.6

Ownership Structure of AB

Holdings and its subsidiaries	61.8%	61.9%	68.5%	68.2%	68.0%		61.8%	68.0%
AB Holding	37.5%	37.5%	30.8%	31.1%	31.4%		37.5%	31.4%
Unaffiliated holders	0.7%	0.6%	0.7%	0.7%	0.6%		0.7%	0.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.9%	68.6%	68.5%	68.3%	68.0%		61.9%	68.0%
EQH average economic interest	61.9%	68.6%	68.6%	68.5%	68.1%		61.9%	68.1%

Units of limited partnership outstanding (in millions)	292.3	292.1	292.2	293.5	294.6		292.3	294.6

Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

1Q 2026 Financial Supplement	14

Asset Management - AB Select Adjusted Financials and Ratios

	For the Three Months Ended or As of						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

AB revenues
Base fees	$782	$772	$821	$840	$819	4.7%	$782	$819	4.7%
Performance fees
Private markets (1)	20	22	19	46	5	(75.0)%	20	5	(75.0)%
Public markets	19	8	1	37	18	(5.3)%	19	18	(5.3)%
Investment gains (losses)	(11)	8	8	—	(5)	54.5%	(11)	(5)	54.5%
Dividend & interest revenue	32	31	32	31	27	(15.6)%	32	27	(15.6)%
Other revenues	14	19	19	18	20	42.9%	14	20	42.9%
Total AB revenues	856	860	900	972	884	3.3%	856	884	3.3%
Less: broker-dealer related interest expense	18	16	15	14	13	(27.8)%	18	13	(27.8)%
AB adjusted net revenues	838	844	885	958	871	3.9%	838	871	3.9%

AB expenses
Compensation and fringes	406	409	429	458	422	3.9%	406	422	3.9%
Other employment costs	8	10	10	8	10	25.0%	8	10	25.0%
Total AB compensation and benefits	414	419	439	466	432	4.3%	414	432	4.3%
Promotion and servicing	30	34	30	40	31	3.3%	30	31	3.3%
General and administrative	111	118	113	123	117	5.4%	111	117	5.4%
Total AB adjusted operating expenses	555	571	582	629	580	4.5%	555	580	4.5%

AB adjusted operating income, before income taxes	283	273	303	329	291	2.8%	283	291	2.8%
Interest on borrowings	7	9	7	5	7	—%	7	7	—%
Other (2)	3	1	3	—	6	100.0%	3	6	100.0%
Operating earnings (loss), before income taxes	273	263	293	324	278	1.8%	273	278	1.8%
Income taxes	(41)	(48)	(46)	(61)	(49)	(19.5)%	(41)	(49)	(19.5)%
Operating earnings (loss), before noncontrolling interest	232	215	247	263	229	(1.3)%	232	229	(1.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(106)	(84)	(93)	(103)	(89)	16.0%	(106)	(89)	16.0%
Operating earnings (loss)	$126	$131	$154	$160	$140	11.1%	$126	$140	11.1%

Adjusted operating margin (3)	33.7%	32.3%	34.2%	34.5%	33.4%		33.7%	33.4%
Compensation ratio	48.4%	48.5%	48.5%	47.8%	48.5%		48.4%	48.5%

Notes:
(1) Private Market strategies eligible for performance fees include: AB-Private Credit Investors (“AB-PCI”), US and EU Commercial Real Estate Debt, and AB CarVal.
(2) Includes amortization expense of intangible assets associated with EQH purchase of AB and equity income/loss associated with certain AB equity method investments.
(3) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

1Q 2026 Financial Supplement	15

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026

AUM Roll-forward
Balance as of beginning of period	$792.2	$784.5	$829.1	$860.1	$866.9
Sales/new accounts	36.1	27.9	42.4	33.7	35.6
Redemptions/terminations	(29.7)	(30.7)	(27.8)	(32.6)	(35.8)
Cash flow/unreinvested dividends	(4.0)	(3.9)	(16.9)	(5.8)	(6.9)
Net long-term (outflows) inflows	2.4	(6.7)	(2.3)	(4.7)	(7.1)
Market appreciation (depreciation)	(10.1)	51.3	33.3	11.5	(21.2)
Net change	(7.7)	44.6	31.0	6.8	(28.3)
Balance as of end of period	$784.5	$829.1	$860.1	$866.9	$838.6

Ending Assets by distribution channel
Institutions	$324.1	$340.0	$351.4	$354.2	$347.7
Retail	324.1	344.7	356.2	356.4	335.5
Private Wealth	136.3	144.4	152.5	156.3	155.4
Total	$784.5	$829.1	$860.1	$866.9	$838.6

Ending Assets by investment service
Equity
Actively Managed	$249.0	$273.4	$281.3	$278.0	$252.5
Passively Managed (1)	65.8	70.8	77.3	78.3	74.7
Total Equity	$314.8	$344.2	$358.6	$356.3	$327.2
Fixed Income
Actively Managed	$290.0	$294.0	$300.1	$303.9	$303.6
Passively Managed (1)	10.1	10.2	10.1	9.7	9.4
Total Fixed Income	300.1	304.2	310.2	313.6	313.0
Total Alternatives/Multi-Asset Solutions (2)	169.6	180.7	191.3	197.0	198.4
Total	$784.5	$829.1	$860.1	$866.9	$838.6

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2026 Financial Supplement	16

Asset Management - Net Flows

	For the Three Months Ended					For the Three Months Ended
(in billions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026
Net Flows by Distribution Channel
Institutions
US	$2.7	$2.8	$(2.1)	$2.3	$0.3	$2.7	$0.3
Global and Non-US	(2.0)	(4.3)	0.3	(4.3)	(2.2)	(2.0)	(2.2)
Total Institutions	$0.7	$(1.5)	$(1.8)	$(2.0)	$(1.9)	$0.7	$(1.9)
Retail
US	$3.0	$(1.6)	$(2.3)	$(1.6)	$(1.9)	$3.0	$(1.9)
Global and Non-US	(2.1)	(3.2)	0.6	(1.9)	(3.9)	(2.1)	(3.9)
Total Retail	$0.9	$(4.8)	$(1.7)	$(3.5)	$(5.8)	$0.9	$(5.8)
Private Wealth
US	$1.6	$0.1	$1.3	$0.5	$0.9	$1.6	$0.9
Global and Non-US	(0.8)	(0.5)	(0.1)	0.3	(0.3)	(0.8)	(0.3)
Total Private Wealth	$0.8	$(0.4)	$1.2	$0.8	$0.6	$0.8	$0.6
Total Net Flows by Distribution Channel	$2.4	$(6.7)	$(2.3)	$(4.7)	$(7.1)	$2.4	$(7.1)
Net Flows by Investment Service
Equity Active
US	$(0.3)	$(3.3)	$(6.3)	$(5.1)	$(5.5)	$(0.3)	$(5.5)
Global and Non-US	(2.2)	(2.7)	(0.1)	(2.5)	(5.4)	(2.2)	(5.4)
Total Equity Active	$(2.5)	$(6.0)	$(6.4)	$(7.6)	$(10.9)	$(2.5)	$(10.9)
Equity Passive (1)
US	$(0.1)	$—	$(1.1)	$(1.0)	$(0.6)	$(0.1)	$(0.6)
Global and Non-US	0.3	(1.9)	2.3	—	(0.3)	0.3	(0.3)
Total Equity Passive (1)	$0.2	$(1.9)	$1.2	$(1.0)	$(0.9)	$0.2	$(0.9)
Fixed Income - Taxable
US	$2.2	$2.0	$(2.7)	$1.4	$2.3	$2.2	$2.3
Global and Non-US	(3.6)	(3.5)	(1.5)	(3.4)	(4.0)	(3.6)	(4.0)
Total Fixed Income - Taxable	$(1.4)	$(1.5)	$(4.2)	$(2.0)	$(1.7)	$(1.4)	$(1.7)
Fixed Income - Tax-Exempt
US	$2.4	$1.2	$4.1	$3.9	$3.3	$2.4	$3.3
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$2.4	$1.2	$4.1	$3.9	$3.3	$2.4	$3.3
Fixed Income - Passive (1)
US	$(0.4)	$(0.1)	$(0.1)	$0.1	$(0.2)	$(0.4)	$(0.2)
Global and Non-US	(0.1)	—	(0.1)	(0.5)	(0.1)	(0.1)	(0.1)
Total Fixed Income - Passive (1)	$(0.5)	$(0.1)	$(0.2)	$(0.4)	$(0.3)	$(0.5)	$(0.3)
Alternatives/Multi-Asset Solutions (2)
US	$3.5	$1.5	$3.0	$1.9	$—	$3.5	$—
Global and Non-US	0.7	0.1	0.2	0.5	3.4	0.7	3.4
Total Alternatives/Multi-Asset Solutions (2)	$4.2	$1.6	$3.2	$2.4	$3.4	$4.2	$3.4
Total Net Flows by Investment Service	$2.4	$(6.7)	$(2.3)	$(4.7)	$(7.1)	$2.4	$(7.1)
Active vs. Passive Net Flows
Actively Managed
Equity	$(2.5)	$(6.0)	$(6.4)	$(7.6)	$(10.9)	$(2.5)	$(10.9)
Fixed Income	1.0	(0.4)	—	1.9	1.6	1.0	1.6
Alternatives/Multi-Asset Solutions (2)	4.2	1.6	3.0	1.9	3.0	4.2	3.0
Total	$2.7	$(4.8)	$(3.4)	$(3.8)	$(6.3)	$2.7	$(6.3)
Passively Managed (1)
Equity	$0.2	$(1.9)	$1.1	$(1.0)	$(0.9)	$0.2	$(0.9)
Fixed Income	(0.5)	(0.1)	(0.2)	(0.4)	(0.3)	(0.5)	(0.3)
Alternatives/Multi-Asset Solutions (2)	—	0.1	0.2	0.5	0.4	—	0.4
Total	$(0.3)	$(1.9)	$1.1	$(0.9)	$(0.8)	$(0.3)	$(0.8)
Total Active vs Passive Net Flows	$2.4	$(6.7)	$(2.3)	$(4.7)	$(7.1)	$2.4	$(7.1)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

1Q 2026 Financial Supplement	17

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

Revenues
Net investment income (loss)	$3	$2	$3	$4	$3	—%	$3	$3	—%
Investment management, service fees and other income	459	467	496	544	538	17.2%	459	538	17.2%
Segment revenues	462	469	499	548	541	17.1%	462	541	17.1%

Benefits and other deductions
Commissions and distribution-related payments	293	296	320	350	348	18.8%	293	348	18.8%
Compensation and benefits, interest expense, financing fees and other operating costs and expense	109	105	101	108	121	11.0%	109	121	11.0%
Segment benefits and other deductions	402	401	421	458	469	16.7%	402	469	16.7%

Operating earnings (loss), before income taxes	60	68	78	90	72	20.0%	60	72	20.0%
Income taxes	(15)	(18)	(19)	(24)	(17)	(13.3)%	(15)	(17)	(13.3)%
Operating earnings (loss), before noncontrolling interest	45	50	59	66	55	22.2%	45	55	22.2%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$45	$50	$59	$66	$55	22.2%	$45	$55	22.2%

Summary Metrics

Pre-tax operating margin	13.0%	14.5%	15.6%	16.4%	13.3%		13.0%	13.3%

Advisory net new assets	$1,981	$2,027	$2,210	$2,148	$2,021	2.0%	$1,981	$2,021	2.0%

Total AUA	$102,057	$110,265	$118,196	$122,014	$131,037	28.4%	$102,057	$131,037	28.4%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$181	$184	$197	$214	$229	26.5%	$181	$229	26.5%
Distribution fees	263	268	280	315	292	11.0%	263	292	11.0%
Interest income	11	10	11	11	9	(18.2)%	11	9	(18.2)%
Service and other income	4	5	8	4	8	100.0%	4	8	100.0%
Total Investment management, service fees and other income	$459	$467	$496	$544	538	17.2%	$459	$538	17.2%

1Q 2026 Financial Supplement	18

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026

AUA Roll-forward
Advisory assets :
Beginning assets	$65,839	$66,795	$73,293	$79,378	$82,594	$65,839	$82,594
Acquired assets	—	—	—	—	4,508	—	4,508
Net new assets	1,981	2,027	2,210	2,148	2,021	1,981	2,021
Market appreciation (depreciation) and other	(1,025)	4,471	3,875	1,068	(1,518)	(1,025)	(1,518)
Advisory ending assets	$66,795	$73,293	$79,378	$82,594	$87,605	$66,795	$87,605

Acquired assets, brokerage and direct	$—	$—	$—	$—	$4,546	$—	$4,546
Brokerage and direct	$35,263	$36,972	$38,818	$39,420	$38,886	$35,263	$38,886

Total Wealth Management assets (incl. acquired assets)	$102,057	$110,265	$118,196	$122,014	$131,037	$102,057	$131,037

Cash balances	$2,985	$3,004	$3,143	$3,299	$3,319	$2,985	$3,319

Advisors
Advisors	4,502	4,476	4,446	4,582	4,605	4,502	4,605
Revenue per advisor TTM (in thousands USD)	$410	$414	$426	$440	$456	$410	$456

1Q 2026 Financial Supplement	19

Corporate and Other - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	Change	3/31/2025	3/31/2026	Change

Revenues
Policy charges, fee income and premiums	$634	$599	$433	$331	$362	(42.9)%	$634	$362	(42.9)%
Net investment income (loss)	227	274	183	104	39	(82.8)%	227	39	(82.8)%
Net derivative gains (losses)	9	(12)	(13)	(5)	2	(77.8)%	9	2	(77.8)%
Investment management, service fees and other income	139	116	134	127	122	(12.2)%	139	122	(12.2)%
Segment revenues	1,009	977	737	557	525	(48.0)%	1,009	525	(48.0)%

Benefits and other deductions
Policyholders’ benefits	667	711	438	312	315	(52.8)%	667	315	(52.8)%
Remeasurement of liability for future policy benefits	(1)	(13)	16	(7)	10	N/M	(1)	10	N/M
Interest credited to policyholders’ account balances	133	173	96	43	51	(61.7)%	133	51	(61.7)%
Commissions and distribution-related payments	83	72	82	81	78	(6.0)%	83	78	(6.0)%
Amortization of deferred policy acquisition costs	49	50	50	49	49	—%	49	49	—%
Compensation and benefits, interest expense, financing fees and other operating costs and expense (1)	228	210	222	205	154	(32.5)%	228	154	(32.5)%
Segment benefits and other deductions	1,159	1,203	904	683	657	(43.3)%	1,159	657	(43.3)%

Operating earnings (loss), before income taxes	(150)	(226)	(167)	(126)	(132)	12.0%	(150)	(132)	12.0%
Income taxes	23	44	8	6	15	(34.8)%	23	15	(34.8)%
Operating earnings (loss), before noncontrolling interest	(127)	(182)	(159)	(120)	(117)	7.9%	(127)	(117)	7.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(3)	(1)	(4)	(3)	(2)	33.3%	(3)	(2)	33.3%
Operating earnings (loss)	$(130)	$(183)	$(163)	$(123)	$(119)	8.5%	$(130)	$(119)	8.5%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$211	$246	$144	$76	$30	(85.8)%	$211	$30	(85.8)%
Alternative investment income	16	28	39	28	9	(43.8)%	16	9	(43.8)%
Total net investment income (loss)	$227	$274	$183	$104	$39	(82.8)%	$227	$39	(82.8)%

(1) Interest expense on EQH debt	$55	$58	$56	$52	$52	(5.5)%	$55	$52	(5.5)%

1Q 2026 Financial Supplement	20

Corporate and Other - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026

Individual Life (Net of Reinsurance)
First Year Premiums and Deposits:
Variable Universal Life	$90	$99	$91	$93	$74	$90	$74
Other	5	4	4	3	3	5	3
Total First Year Premiums and Deposits	$95	$103	$95	$96	$77	$95	$77

Renewal Premiums and Deposits:
Universal Life/ Indexed Universal Life	$224	$206	$121	$50	$54	$224	$54
Variable Universal Life	272	262	179	89	75	272	75
Other	85	79	41	28	46	85	46
Total Renewal Premiums and Deposits	$581	$547	$341	$167	$176	$581	$176

Total Premiums and Deposits	$676	$650	$436	$263	$253	$676	$253

Individual Life Benefit Ratio	105.3%	113.5%	93.9%	90.1%	83.1%	105.3%	83.1%

Individual Life In-force Face Amount (in billions USD)	$353.0	$352.1	$113.4	$116.6	$115.5	$353.0	$115.5

Employee Benefits
First Year Premiums and Deposits	$35	$31	$33	$28	$30	$35	$30
Renewal Premiums and Deposits	85	86	87	91	91	85	91
Total Premiums and Deposits	$120	$117	$120	$119	$121	$120	$121

Legacy Annuity
Net flows (1)	$(719)	$(580)	$(634)	$(796)	$(709)	$(719)	$(709)
Account value - balance, end of period	$19,912	$20,490	$20,939	$20,386	$19,061	$19,912	$19,061

Net Amount at Risk (NAR)
Total GMIB NAR	$2,706	$2,489	$2,370	$2,340	$2,383	$2,706	$2,383
Total GMDB NAR	$9,034	$8,411	$7,958	$7,852	$8,184	$9,034	$8,184

MRB Reserves (Net of Reinsurance)	$3,532	$3,271	$3,418	$3,374	$3,070	$3,532	$3,070

Notes:
(1) Net of the Venerable transaction

1Q 2026 Financial Supplement	21

Investments

1Q 2026 Financial Supplement	22

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2025		March 31, 2026
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$77,162	57.9%	$78,808	59.9%
Fixed maturities, at fair value using the fair value option	2,943	2.2%	2,934	2.2%
Mortgage loans, at fair value using the fair value option	50	—%	72	0.1%
Mortgage loans on real estate	22,668	17.0%	22,785	17.3%
Policy loans	1,862	1.4%	1,845	1.4%
Other equity investments	3,779	2.8%	3,670	2.8%
Other invested assets	10,968	8.2%	9,920	7.5%
Subtotal investment assets	119,432	89.5%	120,034	91.2%
Trading securities	1,572	1.2%	1,645	1.3%
Total investments	121,004	90.7%	121,679	92.5%
Cash and cash equivalents	12,462	9.3%	9,904	7.5%
Total	$133,466	100.0%	$131,583	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$14,676	17.9%	$15,505	18.4%
Manufacturing	9,904	12.1%	10,111	12.0%
Utilities	7,873	9.6%	7,939	9.4%
Services	7,328	8.9%	7,190	8.5%
Energy	2,373	2.9%	2,598	3.1%
Retail and wholesale	3,047	3.7%	3,147	3.7%
Transportation	2,162	2.6%	2,260	2.7%
Other	376	0.5%	533	0.5%
Total corporate securities	47,739	58.2%	49,283	58.3%
U.S. government and agency	5,040	6.2%	5,058	6.0%
Residential mortgage-backed (2)	7,093	8.7%	7,673	9.1%
Preferred stock	54	0.1%	54	0.1%
State & political	378	0.5%	378	0.4%
Foreign governments	556	0.7%	553	0.7%
Commercial mortgage-backed	4,814	5.9%	4,880	5.8%
Asset-backed securities	16,142	19.7%	16,501	19.6%
Total	$81,816	100.0%	$84,380	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,880	69.5%	$59,142	70.1%
Baa (NAIC Designation 2)	23,488	28.7%	23,839	28.3%
Investment grade	80,368	98.2%	82,981	98.3%
Below investment grade (NAIC Designation 3 and 4)	1,448	1.8%	1,399	1.7%
Total	$81,816	100.0%	$84,380	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

1Q 2026 Financial Supplement	23

Consolidated Results of General Account Investment Portfolio

	For the Three Months Ended				Year Ended or As of
(in millions USD, unless otherwise indicated)	March 31, 2025		March 31, 2026		December 31, 2025
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.39%	$928	4.56%	$948	4.41%	$3,693
Ending assets		84,784		84,380		81,816
Mortgages:
Income (loss)	5.11%	260	5.27%	299	4.96%	1,061
Ending assets		20,566		22,860		22,718
Other Equity Investments (1):
Income (loss)	6.23%	53	3.23%	29	5.22%	185
Ending assets		3,484		3,462		3,519
Trading Securities:
Income	5.57%	8	5.97%	12	5.80%	42
Ending assets		619		864		804
Policy Loans:
Income	5.07%	55	5.14%	24	4.57%	168
Ending assets		4,318		1,845		1,862
Cash and Short-term Investments:
Income (loss)	4.35%	40	3.41%	66	3.94%	323
Ending assets		4,106		6,290		9,103
Total Net Investment Income:
Investment income	4.60%	1,344	4.60%	1,378	4.51%	5,472
Less: investment fees	(0.17)%	(49)	(0.17)%	(53)	(0.16)%	(199)
Investment income, net	4.43%	$1,295	4.43%	$1,325	4.35%	$5,273
General Account Ending Net Assets		$117,877		$119,701		$119,822
Operating Earnings adjustments:
AB and other non-General Account investment income (loss)		(50)		(64)		10
Operating Net investment income (loss)		$1,245		$1,261		$5,283
Notes:

(1) Includes, as of March 31, 2026, March 31, 2025 and December 31, 2024, $415 million, $362 million and $439 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

1Q 2026 Financial Supplement	24

Additional Information

1Q 2026 Financial Supplement	25

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026

Total
Beginning balance	$7,170	$7,262	$7,361	$7,430	$7,523	$7,170	$7,523
Capitalization of commissions, sales and issue expenses	282	292	283	312	301	282	301
Amortization	(190)	(193)	(201)	(205)	(209)	(190)	(209)
Recovery of acquisition cost (1)	—	—	(13)	(14)	(31)	—	(31)
Ending balance	$7,262	$7,361	$7,430	$7,523	$7,584	$7,262	$7,584

Retirement
Beginning balance	$4,780	$4,872	$4,972	$5,062	$5,162	$4,780	$5,162
Capitalization of commissions, sales and issue expenses	231	243	243	265	260	231	260
Amortization	(139)	(143)	(153)	(156)	(160)	(139)	(160)
Recovery of acquisition cost (1)	—	—	—	(9)	(18)	—	(18)
Ending balance	$4,872	$4,972	$5,062	$5,162	$5,244	$4,872	$5,244

Corporate and Other
Beginning balance	$2,390	$2,390	$2,389	$2,368	$2,361	$2,390	$2,361
Capitalization of commissions, sales and issue expenses	51	49	40	47	41	51	41
Amortization	(51)	(50)	(48)	(49)	(49)	(51)	(49)
Recovery of acquisition cost (1)	—	—	(13)	(5)	(13)	—	(13)
Ending balance	$2,390	$2,389	$2,368	$2,361	$2,340	$2,390	$2,340

Notes:
(1) Related to third party reinsurance transactions.

1Q 2026 Financial Supplement	26

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, policy reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
In the third quarter of 2025, the Company updated its net investment income (“NII”) segment reporting to better align with our GAAP segments, as well as the reporting of our spread lending programs' income and expenses. Previously, direct and allocated segment NII were recorded based on assets tied to statutory asset tagging and net statutory liabilities for allocation. To better align with our GAAP segments, the Company changed the recording methodology for direct NII. It is now based on the book yields of assets tied to specific segments, considering general account values plus reserves, net of embedded derivatives. Indirect NII, which was previously allocated based on net statutory liabilities, is now allocated based on general account values and reserves, net of embedded derivatives. Additionally, revenues and expenses from our spread lending programs are now primarily recorded within the Retirement segment. Previously, spread lending revenues and expenses were recorded in Corporate and Other, with the excess of revenues over expenses allocated to the insurance segments based on net statutory liabilities. Prior periods have been revised to reflect these changes.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

1Q 2026 Financial Supplement	27

Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

1Q 2026 Financial Supplement	28

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	3/31/2025	3/31/2026

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$63	$(349)	$(1,309)	$215	$621	$63	$621
Adjustments related to:
Variable annuity product features (1)	211	934	978	258	(386)	211	(386)
Investment (gains) losses, net (2)	14	71	1,170	84	29	14	29
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	11	11	19	9	14	11	14
Other adjustments (3) (4) (5)	205	(137)	(164)	21	148	205	148
Income tax expense (benefit) related to above adjustments	(92)	(185)	(437)	(62)	41	(92)	41
Non-recurring tax items	9	7	198	(12)	5	9	5
Non-GAAP Operating Earnings (6)	$421	$352	$455	$513	$472	$421	$472

Net income (loss) attributable to Holdings	$0.20	$(1.15)	$(4.42)	$0.74	$2.19	$0.20	$2.19
Less: Preferred stock dividends	0.04	0.06	0.05	0.04	0.05	0.04	0.05
Net income (loss) available to Holdings' common shareholders	0.16	(1.21)	(4.47)	0.70	2.14	0.16	2.14
Adjustments related to:
Variable annuity product features (1)	0.68	3.08	3.30	0.89	(1.36)	0.68	(1.36)
Investment (gains) losses, net (2)	0.04	0.23	3.95	0.29	0.10	0.04	0.10
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	0.04	0.04	0.06	0.03	0.05	0.04	0.05
Other adjustments (3) (4) (5)	0.64	(0.45)	(0.55)	0.07	0.53	0.64	0.53
Income tax expense (benefit) related to above adjustments	(0.29)	(0.61)	(1.48)	(0.21)	0.14	(0.29)	0.14
Non-recurring tax items	0.03	0.02	0.67	(0.04)	0.02	0.03	0.02
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (6)	$1.30	$1.10	$1.48	$1.73	$1.62	$1.30	$1.62

Book Value per common share
Book Value per common share	$2.92	$(0.26)	$(3.18)	$(4.03)	$(2.83)	$2.92	$(2.83)
Less: Per share impact of AOCI	(24.70)	(24.63)	(21.41)	(22.17)	(22.39)	(24.70)	(22.39)
Book value per common share (ex. AOCI)	$27.62	$24.37	$18.23	$18.14	$19.56	$27.62	$19.56

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and year ended December 31, 2025. The impact per common share is $1.60 and $1.67 for the three months ended March 31, 2025 and year ended December 31, 2025, respectively.
(2) Includes $1.1 billion as a result of assets transferred related to the reinsurance transaction with RGA for the three months ended September 30, 2025. The impact per common shares is $3.86 for the three months ended September 30, 2025.
(3) Includes the following impacts on Non-VA derivatives: a loss of $165 million or $0.53 for the three months ended March 31, 2025, a gain of $198 million or $0.65 for the three months ended June 30, 2025, a gain of $230 million or $0.78 for the three months ended September 30, 2025, a gain of $41 million or $0.14 for the three months ended December 31, 2025, and a loss of $146 million or $0.51 for the three months ended March 31, 2026. Also, for the three months ended June 30, 2025 and September 30, 2025, and the three months ended December 31, 2025, includes $14 million or $0.05, $(8) million or $(0.03) and $6 million or $0.02, respectively, of expense related to a disputed billing practice of an AB third-party service provider.
(4) For the three months ended March 31, 2025, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings. The impact per common share is $0.25 for the three months ended March 31, 2025.
(5) For the three months ended March 31, 2025, includes $78 million contingent payment gain recognized related to a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022. The impact per common share is $0.24 for the three months ended March 31, 2025, respectively.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2026 Financial Supplement	29

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2025	12/31/2025	3/31/2026

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(703)	$(1,380)	$(822)
Adjustments related to:
Variable annuity product features	1,593	2,381	1,784
Investment (gains) losses	1,287	1,339	1,354
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	57	50	53
Other adjustments	(62)	(75)	(132)
Income tax expense (benefit) related to above adjustments	(620)	(776)	(643)
Non-recurring tax items	191	202	198
Non-GAAP Operating Earnings	$1,743	$1,741	$1,792

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(703)	$(1,380)	$(822)
Less: Preferred stock	(74)	(61)	(61)
Net income (loss) available to Holdings' common shareholders	$(777)	$(1,441)	$(883)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$7,464	$6,556	$5,817

Return on Equity (ex. AOCI)	(10.4)%	(22.0)%	(15.2)%

Non-GAAP Operating Earnings	$1,743	$1,741	$1,792
Less: Preferred stock	(74)	(61)	(61)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,669	$1,680	$1,731
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$7,464	$6,556	$5,817

Non-GAAP Operating Return on Equity (ex. AOCI)	22.4%	25.6%	29.8%

1Q 2026 Financial Supplement	30

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$1,598	$3,201	$1,565	$2,401	$1,149	$148	$(74)	$273
Less: Preferred Stock	1,562	1,562	1,507	1,507	1,228	1,068	1,068	1,068
Total equity attributable to Holdings' common shareholders	36	1,639	58	894	(79)	(920)	(1,142)	(795)
Less: Accumulated other comprehensive income (loss)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)	(6,191)	(6,280)	(6,300)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,711	$8,240	$8,770	$8,461	$7,353	$5,271	$5,138	$5,505

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$1,953	$2,357	$2,089	$2,191	$2,079	$1,316	$906	$374
Less: Preferred Stock	1,562	1,562	1,548	1,535	1,451	1,328	1,218	1,108
Total equity attributable to Holdings' common shareholders	391	795	541	656	628	(12)	(312)	(734)
Less: Accumulated other comprehensive income (loss)	(8,632)	(7,816)	(8,045)	(7,889)	(7,578)	(7,476)	(6,868)	(6,551)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,023	$8,611	$8,586	$8,545	$8,206	$7,464	$6,556	$5,817

1Q 2026 Financial Supplement	31

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Retirement and Life businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Individual Life Benefit Ratio - Policyholders’ benefits as a percent of policy charges, fee income and premium and investment management and services fees (net of reinsurance).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Life Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies.
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net interest margin - Net investment income (loss) plus net derivative gains (losses) less interest credited to policyholder's account balances.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Net new assets - Consists of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

1Q 2026 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

1Q 2026 Financial Supplement	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Pablo Singzon II			1 (212) 622-2295
KBW	Ryan Krueger			1 (860) 722-5930
Mizuho Securities	Yaron Kinar			1 (646) 445-0248
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Wes Carmichael			1 (212) 214-5335
Wolfe Research	Tracy Dolin-Benguigui			1 (646) 419-2560

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Mar '26	Mar '26	Mar '26

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com

1Q 2026 Financial Supplement	34